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                                                                      EXHIBIT 99
PRESS RELEASE

SOURCE: INVERESK RESEARCH GROUP, INC.

INVERESK RESEARCH REPORTS STRONG
OPERATING RESULTS FOR THE SECOND QUARTER OF
2002

* NET SERVICE REVENUE UP 20.2% IN Q2, 2002

* FIRST HALF CASH FLOW FROM OPERATIONS OVER $18.5 MILLION

* FIRST HALF NEW BUSINESS SIGNINGS TOTAL $133.4 MILLION

CARY, N.C., July 29 /PRNewswire-FirstCall/ -- Inveresk Research Group, Inc. (Nasdaq: IRGI - NEWS) today announced consolidated financial and operating results for the quarterly period ended June 30, 2002. Net service revenue for the second quarter 2002 was $55.5 million, an increase of 20.2% over second quarter 2001 net service revenue presented on a similar basis. Excluding $50.0 million of non-recurring expenses relating to compensation charges and stamp duty taxes associated with the Company's initial public offering, income from operations in the second quarter 2002 was $12.1 million, an increase of 173% over income from operations earned in the second quarter 2001 on a similar basis.

The Company completed an initial public offering of its shares on June
28, 2002. Excluding the effect of non-recurring expenses relating to compensation charges and stamp duty taxes associated with the Company's initial public offering, and assuming the Company had completed its initial public offering with effect from March 1, 2002, second quarter pro forma diluted earnings per share were $0.23.

Inveresk Research recorded net service revenue of $55.5 million for

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the second quarter 2002 and a loss from operations of $37.9 million, compared to revenues of $46.2 million and income from operations, before amortization of goodwill and intangibles, of $4.4 million for the prior year second quarter. Prior year income from operations has been quoted before amortization of goodwill or intangibles in order that the comparative figures are presented on a consistent basis with the current period, which excludes such amortization following the implementation of FAS142 which became effective on January 1, 2002. Including non-recurring charges relating to compensation charges and other expenses associated with the Company's initial public offering, second quarter diluted losses per share were $1.87 compared to a loss of $0.14 per diluted share (after an extraordinary item) for the second quarter of 2001.

Net cash provided by the operating activities totalled $18.6 million in the first half of 2002. Including expenditure on the expansion of our two pre-clinical facilities in Montreal, Quebec and Tranent, Scotland, capital expenditure totalled $12.8 million during the same period.


New business signings totalled $58.6 million for the second quarter 2002, and $133.4 million for the first six months of 2002. At June 30, 2002 backlog amounted to $202 million. Net day's sales outstanding were 40 days compared to 45 days at the end of 2001.


Commenting on the second quarter results, Walter Nimmo, President and Chief Executive Officer of Inveresk Research said, "We are very pleased with the Company's results for the second quarter of 2002. Inveresk Research has increased revenues and operating profits before non-recurring items ahead of targets and predictions. The breadth of our pre-clinical and clinical service offering and the record levels of new business signings we have experienced gives us confidence for the rest of the year."

Inveresk Research will host a live webcast tomorrow, July 30, 2002 at 10.00 a.m. EST to discuss its second quarter performance. To access this discussion, please visit HTTP://WWW.INVERESK.COM. A replay of the webcast will be available shortly after the call until 5.00 p.m. EST on Tuesday, August 13, 2002.

Inveresk Research is a leading provider of drug development services to companies in the pharmaceutical and biotechnology industries. Through its pre-clinical and clinical business segments, the Company offers a broad range of drug development services, including pre-clinical safety and pharmacology evaluation services, laboratory sciences services and clinical development services. Inveresk Research is one of a small number of drug development services companies currently providing a comprehensive range of pre-clinical and clinical development services on a world-wide basis. The Company's client base includes major pharmaceutical companies in North America, Europe and Japan, as well as many biotechnology and speciality pharmaceutical companies. For more information on Inveresk Research, visit our Web site at http://www.inveresk.com.

Statements contained in this press release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. Factors that might cause such a difference include, but are not limited to, risks associated with: the reduction in

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research and development activities by pharmaceutical and biotechnology clients, changes in government regulations, the effects of interest rate fluctuations, our ability to attract and retain employees, the loss or delay of large contracts, our ability to efficiently manage backlog, our ability to expand our business through strategic acquisitions, competition within the industry and the potential adverse impact of health care reform. Further information about these risks and uncertainties can be found in the information included in the company's recent filings with the Securities and Exchange Commission, including the company's Registration Statement on Form S-1.

                         Inveresk Research Group, Inc.

                      Consolidated Statements of Operations
                      (In thousands, except per share data)
                                   (Unaudited)


                          13 weeks      13 weeks     26 weeks      25 weeks
                             ended         ended        ended         ended
                          June 30,      June 24,     June 30,      June 24,
                              2002          2001         2002          2001

    Net service revenue     $55,549      $46,206     $108,712       $62,180
    Direct costs            (26,571)     (26,297)     (54,197)      (35,213)
    Gross profit             28,978       19,909       54,515        26,967
    Selling, general
     and administrative
     expenses:
     Compensation expense
      in respect of share
      options and management
       equity incentives    (48,475)           -      (53,020)            -
    Stamp duty arising on
     change of ultimate
     parent company.         (1,545)           -       (1,545)            -
    Other selling, general
     and administrative
     expenses.              (14,360)     (13,042)     (27,774)      (16,906)
    Depreciation             (2,475)      (2,418)      (4,821)       (3,359)
    Amortization of
     goodwill and
     intangibles                  -       (2,367)           -        (3,155)
    Income (loss)
     from operations        (37,877)       2,082      (32,645)        3,547
    Interest income             119          198          200           302
    Interest expense         (5,120)      (4,340)      (9,217)       (6,029)
    Profit (loss)
     before income taxes    (42,878)      (2,060)     (41,662)       (2,180)
    Provision for
     income taxes            (1,459)        (738)      (3,089)         (810)
    Income (loss) before
     extraordinary item     (44,337)      (2,798)     (44,751)       (2,990)
    Extraordinary item           --         (419)          --          (419)
    Net income (loss)      $(44,337)    $ (3,217)    $(44,751)     $ (3,409)
    Earnings (loss) per
     share
     pre extraordinary
     item:
       Basic.               $(1.87)       $(0.12)      $(1.89)       $(0.15)
       Diluted              $(1.87)       $(0.12)      $(1.89)       $(0.15)

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    Earnings (loss)
     per share post
     extraordinary item:
       Basic                $(1.87)       $(0.14)      $(1.89)       $(0.18)
       Diluted              $(1.87)       $(0.14)      $(1.89)       $(0.18)
    Number of shares
     and common stock
     equivalents used
     in computing
     loss per share:
       Basic             23,770,595   22,626,740   23,628,125    19,351,692
       Diluted           23,770,595   22,626,740   23,628,125    19,351,692


                          Inveresk Research Group, Inc.

                      Consolidated Statements of Operations
                      (In thousands, except per share data)
                                   (Unaudited)

                                    Pro Forma


                          13 weeks      13 weeks     26 weeks      25 weeks
                             ended         ended        ended         ended
                          June 30,      June 24,     June 30,      June 24,
                              2002          2001         2002          2001


    Net service revenue   $55,549       $46,206      $108,712       $62,180
    Direct costs          (26,571)      (26,297)      (54,197)      (35,213)
    Gross profit           28,978        19,909        54,515        26,967
    Selling, general
     and administrative
     expenses             (14,360)      (13,042)      (27,774)      (16,906)
    Depreciation           (2,475)       (2,418)       (4,821)       (3,359)
    Amortization of
     goodwill and
     intangibles               --        (2,367)           --        (3,155)
    Income (loss)
     from operations       12,143         2,082        21,920         3,547
    Interest expense, net    (894)       (4,142)       (1,788)       (5,727)
    Profit (loss) before
     income taxes          11,249        (2,060)       20,132        (2,180)
    Provision for
     income taxes          (2,691)         (738)       (5,258)         (810)
    Income (loss) before
     extraordinary item     8,558        (2,798)       14,874        (2,990)
    Extraordinary item         --          (419)           --          (419)
    Net income (loss)      $8,558      $ (3,217)      $14,874      $ (3,409)
    Earnings (loss) per
     share pre
     extraordinary item:
    Basic                   $0.24         $(0.12)       $0.42        $(0.15)
    Diluted                 $0.23         $(0.12)       $0.40        $(0.15)
    Earnings (loss) per
     share post
     extraordinary item:
       Basic                $0.24         $(0.14)       $0.42        $(0.18)
       Diluted              $0.23         $(0.14)       $0.40        $(0.18)

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    Number of shares and
     common stock
     equivalents used
     in computing loss
     per share:
       Basic           35,770,595    22,626,740    35,628,125    19,351,692
       Diluted         37,261,465    22,626,740    37,118,995    19,351,692

                          Inveresk Research Group, Inc.

                 Reconciliation of Pro Forma and Actual Results
                          13 Weeks Ended June 30, 2002
                                ($ in thousands)

                                      Pro Forma Adjustments

                      Statement of   Reverse Non                  Pro Forma
                     Operations in    -Recurring     Interest     Statement
                        Accordance    Charges(i) Adjustment(ii)      of
                         with GAAP                               Operations

    Net service revenue    $55,549           $--          $--       $55,549
    Direct costs           (26,571)           --           --       (26,571)
    Gross profit            28,978            --           --        28,978
    Selling, general and
     administrative
     expenses              (64,380)       50,020           --       (14,360)
    Depreciation            (2,475)           --            -        (2,475)
    Income (loss)
     from operations       (37,877)       50,020           --        12,143
    Interest expense, net   (5,001)           --        4,107          (894)
    Profit (loss)
     before income taxes   (42,878)       50,020        4,107        11,249
    Provision for
     income taxes           (1,459)           --       (1,232)       (2,691)
    Net income (loss)     $(44,377)     $ 50,020       $2,875        $8,558
    Earnings (loss) per share
       Basic                $(1.87)                                  $0.24
       Diluted              $(1.87)                                  $0.23

    Number of shares
     and common stock
     equivalents used
     in computing
     loss per share:
       Basic            23,770,595                               35,770,595
       Diluted          23,770,595                               37,261,465

    Notes:
    (i) The adjustments in relation to removal of non-recurring charges remove the non-recurring compensation expenses in respect of share options and management equity incentives of $48.475 million in the 13 weeks ended June 30, 2002 and the stamp duty tax charge of $1.545 million arising on the change of ultimate parent company.

    (ii) The interest adjustment removes the interest costs arising in the 13 weeks ended June 30, 2002 on our 10% unsecured subordinated loan stock due 2008 and on our pre-IPO bank debt (both of which were fully repaid following our IPO), as well as amortization of the deferred issue costs on this debt and the costs related to the interest rate hedges associated with this debt. It replaces these costs with interest on the $70 million drawn down under our new bank credit facilities, calculated at 5.0% per annum.

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                          Inveresk Research Group, Inc.

                Reconciliation of Pro Forma and Actual Results
                          26 Weeks Ended June 30, 2002
                               ($ in thousands)

                                      Pro Forma Adjustments

                      Statement of   Reverse Non                  Pro Forma
                     Operations in    -Recurring     Interest     Statement
                        Accordance    Charges(i) Adjustment(ii)      of
                         with GAAP                               Operations


    Net service revenue  $108,712            $--          $--      $108,712
    Direct costs          (54,197)            --           --       (54,197)
    Gross profit           54,515             --           --        54,515
    Selling, general
     and administrative
     expenses             (82,339)        54,565           --       (27,774)
    Depreciation           (4,821)            --           --        (4,821)
    Income (loss)
     from operations      (32,645)        54,565           --        21,920
    Interest expense, net  (9,017)            --        7,229        (1,788)
    Profit (loss) before
     income taxes         (41,622)        54,565        7,229        20,132
    Provision for
     income taxes          (3,089)            --       (2,169)       (5,258)
    Net income (loss)    $(44,751)       $54,565       $5,060       $14,874

    Earnings (loss)
     per share
    Basic                  $(1.89)                                    $0.42
    Diluted                $(1.89)                                    $0.40

    Number of shares
     and common stock
     equivalents used
     in computing loss
     per share:
    Basic              23,628,125                                35,628,125
    Diluted            23,628,125                                37,118,995

    Notes:

    (i) The adjustments in relation to removal of non-recurring charges remove the non-recurring compensation expenses in respect of share options and management equity incentives of $53.020 million in the 26 week period ended June 30, 2002 and the stamp duty tax charge of $1.545 million arising on the change of ultimate parent company.

    (ii) The interest adjustment removes the interest costs arising in the 26 week period ended June 30, 2002 on our 10% unsecured subordinated loan stock due 2008 and on our pre-IPO bank debt (both of which were fully repaid following our IPO), as well as amortization of the deferred issue costs on this debt and the costs related to the interest rate hedges associated with this debt. It replaces these costs with interest on the $70 million drawn down under our new bank credit facilities, calculated at 5.0% per annum.

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                          Inveresk Research Group, Inc.

                         Consolidated Balance Sheet Data
                               ($ in thousands)

                               As at June 30, 2002

                                               Reported       Pro Forma


    Total current assets                        $90,913         $76,247
    Total other assets                          233,407         231,525
    Total current liabilities                  (298,778)        (75,892)
    Total other liabilities                     (26,920)        (96,505)
    Shareholders' equity                        $(1,378)       $135,375
SOURCE: INVERESK RESEARCH GROUP, INC.